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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     ---------------------------------------

        Date of Report (Date of earliest event reported): August 2, 2002

                              Panera Bread Company
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                  000-19253                   04-2723701
   -----------------       -------------------              ----------
   (State or other          (Commission File             (IRS Employer
   jurisdiction of          Number)                      Identification No.)
   incorporation)

       6710 Clayton Road, Richmond Heights, MO                63117
 --------------------------------------------------        ------------
      (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (314) 633-7100
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 9.  REGULATION FD DISCLOSURE

On August 2, 2002, Panera Bread Company (the "Company") issued a press release entitled "Panera Bread Company to Present at 22nd Annual Adams, Harkness & Hill Summer Seminar". The press release contained the following information.

PRESS RELEASE
Contact: William W. Moreton
         Chief Financial Officer
Phone:   314-633-7123


                       PANERA BREAD COMPANY TO PRESENT AT
               22ND ANNUAL ADAMS, HARKNESS, & HILL SUMMER SEMINAR

St. Louis, MO August 2, 2002 -- Panera Bread Company (Nasdaq: PNRA) will be presenting at the 22nd Annual Adams, Harkness & Hill Summer Seminar to be held in Boston on Tuesday, August 6, 2002 at 1:30 PM EDT. An audio webcast of the presentation will be available over the Internet at http://custom.viavid.com/ahh. A replay will be available for 30 days.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Panera Bread Company
                                             (Registrant)

Date:  August 2, 2002                        By:   /s/  William W. Moreton
                                                   ----------------------------
                                                   William W. Moreton
                                                   Executive Vice President and
                                                   Chief Financial Officer